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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 16, 2002


                           GENEVA STEEL HOLDINGS CORP
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       0-31020                 87-0065504
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(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)

   10 SOUTH GENEVA ROAD, VINEYARD, UT                              84058
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:               (801) 227-9000


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

        On January 18, 2002, Geneva Steel Holdings Corp (the "Company") issued the press release attached hereto as Exhibit 99.1 regarding the Consent to Release of Collateral to the $110 million term loan of the Company's wholly-owned subsidiary, Geneva Steel LLC ("Geneva").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

        The Exhibits listed on the Exhibit Index of this Form 8-K is filed herewith.



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                                   SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENEVA STEEL HOLDINGS CORP
                                             (Registrant)

Date: January 18, 2002                       By: /s/ Stephen M. Bunker
                                                 -------------------------------
                                                 Stephen M. Bunker
                                                 Vice President of Finance



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                                  EXHIBIT INDEX

99.1    Press release issued by the Company on January 18, 2001.

99.2 Consent to Release of Collateral dated as of January 16, 2002, among Geneva Steel LLC as Borrower, the Lenders and Citicorp USA, Inc., as Agent.



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